Taxation - Summary of deferred tax balances (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Components of Deferred Tax Assets
Net operating loss carry forwards	¥ 2,381,589	$ 345,298	¥ 2,169,041
Accrued expenses and others	58,508	8,483	38,457
Total deferred tax assets	2,440,097	353,781	2,207,498
Less: valuation allowance	¥ (2,440,097)	$ (353,781)	¥ (2,207,498)	$ (320,057)	¥ (1,597,607)	¥ (1,263,732)